SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 27, 2002

FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1919 Flowers Circle, Thomasville, GA		31757

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(229) 226-9110

SIGNATURES
EXHIBIT INDEX
906 Certification of the CEO
906 Certification of the CFO

ITEM 7.    Exhibits.

     The following exhibits are furnished as part of this Report:

EXHIBIT NUMBER	EXHIBIT

99.1	Statement Under Oath of Principal Executive Officer dated August 23, 2002

99.2	Statement Under Oath of Principal Financial Officer dated August 23, 2002

ITEM 9.    Regulation FD Disclosure.

     On August 27, 2002, each of the principal executive officer, Amos R. McMullian, and the principal financial officer, Jimmy M. Woodward, of Flowers Foods, Inc. (the “Company”), submitted to the Securities and Exchange Commission (the “SEC”) sworn statements pursuant to SEC Order No. 4-460. Copies of these statements are attached hereto as Exhibits 99.1 and 99.2, respectively.

     In addition, on August 23, 2002, in connection with the filing of the Form 10-Q of the Company for the period ended July 13, 2002 (the “Report”), each of the principal executive officer, Amos R. McMullian, and the principal financial officer, Jimmy M. Woodward, of the Company certified, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

     The information in this Current Report on Form 8-K, including exhibits, shall not be deemed to be incorporated by reference into the Company’s filings with the SEC under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC

	By:	/s/ JIMMY M. WOODWARD

Name: Jimmy M. Woodward
Title: Vice President and Chief Financial Officer
Date: August 27, 2002

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

99.1	Statement Under Oath of Principal Executive Officer dated August 23, 2002

99.2	Statement Under Oath of Principal Financial Officer dated August 23, 2002